UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 26, 2009 (February 25, 2009)

GIBRALTAR INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22462	16-1445150
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)

3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York 14219-0228
(Address of principal executive offices)     (Zip Code)

(716) 826-6500
(Registrant’s telephone number, including area code )

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

The information in this Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the registrant under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, unless the registrant specifically incorporates it by reference in a document filed under the Securities Act or the Exchange Act.
ITEM 2.02 Results of Operations and Financial Condition
On February 25, 2009, the registrant announced its financial results for the three months and year ended December 31, 2008 and certain other information. A copy of the registrant’s press release announcing these financial results and certain other information is furnished herewith as Exhibit 99.1.
Exhibit 99.1 is incorporated by reference under this Item 2.02.
ITEM 9.01 Financial Statements and Exhibits
a.	Financial Statements of Business Acquired - Not Applicable

b.	Pro Forma Financial Information - Not Applicable

c.	Shell Company Transactions - Not Applicable

d.	Exhibits - Exhibit 99.1 Press Release dated February 25, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 26, 2009

GIBRALTAR INDUSTRIES, INC.
/s/ Kenneth W. Smith
Name:	Kenneth W. Smith
Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 25, 2009